EXHIBIT 99.1

EXL Appoints Rohit Kapoor as Vice Chairman of the Board and CEO

Company also elevates two key executives Pavan Bagai and Bill Bloom to President level

New York/New Delhi: April 17, 2012 — ExlService Holdings, Inc., a leading provider of Outsourcing and Transformation services, today announced consolidation of its executive leadership with the appointment of Rohit Kapoor as Vice Chairman of the Board and Chief Executive Officer of the Company, effective April 16, 2012. In a related development, Pavan Bagai, currently serving as Chief Operating Officer of EXL, was designated President and Chief Operating Officer, and William (Bill) Bloom, currently serving as Executive Vice President, Global Client Services, was designated as President, Global Client Services. Both Pavan and Bill will continue to report to Rohit.

“I look forward to working closely on Board matters with Rohit, with whom I co-founded the company with in 1999, as he leads the company to take it to the next level,” commented Vikram Talwar, non-executive Chairman of EXL’s Board.  He further added, “EXL has created a strong brand name and a differentiated position for its services in the market, and the credit for the company’s success goes to Rohit’s leadership. I am delighted to see Rohit, who has been an integral part of the board, occupy the Vice Chairman position of the board.”

“I would like to thank the Board for trusting my capabilities and assigning me the new responsibilities as Vice Chairman,” said Rohit. “I am delighted to be assuming such a critical role at an exciting time in the history of EXL. It is a great opportunity for me to continue to lead EXL and take it into the future as a company that clients love to partner with.”

“I look forward to working closely with Pavan and Bill, who now form the central pillars of our organization, in executing the future strategy of EXL.”

Pavan Bagai is the head of enterprise wide business operations and service delivery across all the business lines and geographies. He also leads the global technology and infrastructure functions. Bill Bloom leads all client-facing functions including sales, marketing, product development, partnerships and client management across all the business lines and geographies.

In their new roles, Pavan and Bill are also responsible for creating a culture of business development and driving overall corporate performance with a client-centric focus.

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, utilities, banking and financial services, transportation and logistics, and travel sectors. EXL's outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL's capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company's actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2011. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.